Exhibit 10.13

LOC AGREEMENT

This LOC AGREEMENT (this “Agreement”) is made and entered into effective as of March 9, 2012 by and between HELIX BIOMEDIX, INC., a Delaware corporation (the “Company”), and Frank T. Nickell (“Nickell”) and supersedes in its entirety that certain LOC Agreement by and between the Company and Nickell dated effective as of March 6, 2012.

RECITALS

WHEREAS, Nickell has arranged for a line of credit (the “LOC”) to be extended to the Company by Nickell’s bank as set forth in Exhibit A hereto; and

WHEREAS, in consideration therefor, the Company hereby agrees as provided herein;

AGREEMENT

NOW, THEREFORE, in consideration of the premises, the mutual covenants of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Line of Credit.  Nickell hereby agrees to use commercially reasonable efforts to arrange for and maintain the LOC extended to the Company by Nickell’s bank as set forth in Exhibit A hereto.

2.  Equity Financing and Repayment.  The Company shall use commercially reasonable efforts to consummate an equity financing prior to the termination date of the LOC in which it would sell and issue shares of its Common Stock at a price per share of at least $0.60 for aggregate proceeds of at least $3,000,000, upon consummation of which all amounts outstanding under the LOC shall be immediately repaid, provided that all amounts outstanding under the LOC shall be repaid in any event no later than July 1, 2014.

3.  Warrant.  The Company shall grant to Nickell a five-year fully vested warrant to purchase 2,000,000 shares of the Company’s Common Stock at an exercise price equal to the closing price of the Company’s Common Stock on the date of grant.

4.  Miscellaneous.

4.1  Governing Law.  This Agreement shall in all respects be governed by and construed and enforced in accordance with the laws of the State of Washington, as such laws apply to contracts entered into and wholly to be performed within such state.

4.2  Successors and Assigns.  Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

4.3  Entire Agreement; Amendment.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.  Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

4.4  Expenses.  The Company shall reimburse Nickell for Nickell’s reasonable expenses in connection with the LOC, including, without limitation, any interest accrued and payable by Nickell in connection with the LOC.

5.5  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the party or parties actually executing such counterparts, and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

	HELIX BIOMEDIX, INC.	NICKELL:

By:	/s/ R. Stephen Beatty	/s/ Frank T. Nickell
	R. Stephen Beatty, President and	Frank T. Nickell
Chief Executive Officer

EXHIBIT A

LOC

JPMorganChase

JPMorgan Chase Bank, N.A.
Global Trade Services
131 South Dearborn, 5th Floor
Mail Code: IL1-0236
Chicago, IL 60603-5506

FEB 28, 2012
OUR L/C NO.: TFTS-361687

BENEFICIARY:
HELIX BIOMEDIX, INC.
ATTN: MR. R. STEPHEN BEATTY
22118 20TH AVENUE, SE
SUITE 204
BOTHELL, WA 98021

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR AS DETAILED HEREIN SUBJECT TO ISP98:

TRANSACTION REFERENCE NUMBER:	TFTS-361687
DATE OF ISSUE:	FEBRUARY 28, 2012
APPLICANT:	FRANK T. NICKELL 320 PARK AVENUE, 24TH FLOOR NEW YORK, NY 10022
DATE AND PLACE OF EXPIRY:	JULY 1, 2013 AT OUR COUNTERS
DOCUMENTARY CREDIT AMOUNT:	USD2,000,000.00
AVAILABLE WITH:	JPMORGAN CHASE BANK, N.A. BY PAYMENT

ADDITIONAL CONDITIONS:

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ADDITIONAL 12 MONTH PERIODS FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE, UNLESS AT LEAST 14 DAYS PRIOR TO THE CURRENT EXPIRY DATE WE SEND NOTICE IN WRITING TO YOU VIA COURIER OR HAND DELIVERY, THAT WE ELECT NOT TO AUTOMATICALLY EXTEND THIS LETTER OF CREDIT FOR ANY ADDITIONAL PERIOD. HOWEVER IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND THE FINAL EXPIRY DATE OF JULY 1, 2014. UPON SUCH NOTICE TO YOU, YOU MAY DRAW ON US AT SIGHT FOR AN AMOUNT NOT TO EXCEED THE BALANCE REMAINING IN THIS LETTER OF CREDIT WITHIN THE

161534 Gina Thomas

Page 1 of 3

JPMorganChase

JPMorgan Chase Bank, N.A.
Global Trade Services
131 South Dearborn, 5th Floor
Mail Code: IL1-0236
Chicago, IL 60603-5506

FEB 28, 2012
OUR L/C NO.: TFTS-361687

THEN-APPLICABLE EXPIRY DATE, BY PRESENTATION OF YOUR DRAFT AND DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF YOUR OFFICIALS READING AS FOLLOWS:

''THE AMOUNT OF THIS DRAWING, USD__________ UNDER JPMORGAN CHASE BANK, N.A. LETTER OF CREDIT NO. TFTS-361687 REPRESENTS FUNDS DUE TO US AS WE HAVE RECEIVED NOTICE FROM JPMORGAN CHASE BANK, N.A. OF THEIR DECISION NOT TO AUTOMATICALLY EXTEND LETTER OF CREDIT NUMBER TFTS-361687 AND THE UNDERLYING OBLIGATION REMAINS OUTSTANDING.''

THIS LETTER OF CREDIT IS AVAILABLE WITH JPMORGAN CHASE BANK, N.A. AGAINST PRESENTATION OF BENEFICIARY'S DRAFT AT SIGHT DRAWN ON JPMORGAN CHASE BANK, N.A. WHEN ACCOMPANIED BY BENEFICIARY'S DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF ITS OFFICIALS READING AS FOLLOWS:

''THE AMOUNT OF THIS DRAWING USD__________ UNDER JPMORGAN CHASE BANK, N.A. LETTER OF CREDIT NO. TFTS-361687 REPRESENTS FUNDS DUE TO US, AS FRANK T. NICKELL HAS FAILED TO PROVIDE THE WORKING CAPITAL NECESSARY TO OPERATE THE BUSINESS.''

PARTIAL AND MULTIPLE DRAWINGS ARE PERMITTED.

ALL CORRESPONDENCE AND ANY DRAWINGS HEREUNDER ARE TO BE DIRECTED TO JPMORGAN CHASE BANK, N.A. C/O JPMORGAN TREASURY SERVICES, STANDBY LETTER OF CREDIT DEPT., 10420 HIGHLAND MANOR DRIVE, 4TH FLOOR, TAMPA, FL 33610. CUSTOMER INQUIRY NUMBER IS 1-800-634-1969 CHOOSE OPTION 1. PLEASE HAVE OUR REFERENCE NUMBER AVAILABLE WHEN YOU CONTACT US.

THE NUMBER AND THE DATE OF OUR CREDIT AND THE NAME OF OUR BANK MUST BE QUOTED ON ALL DRAFTS REQUIRED.

WE HEREBY AGREE WITH YOU THAT DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT WILL BE DULY HONORED.

EXCEPT AS OTHERWISE SPECIFIED HEREIN, THE LETTER OF CREDIT IS SUBJECT TO

161554 Gina Thomas

Page 2 of 3

JPMorganChase

JPMorgan Chase Bank, N.A.
Global Trade Services
131 South Dearborn, 5th Floor
Mail Code: IL1-0236
Chicago, IL 60603-5506

FEB 28, 2012
OUR L/C NO.: TFTS-361687

THE INTERNATIONAL STANDBY PRACTICES (1998), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590.

AUTHORIZED SIGNATURE

Jon P. Pierson
Assistant Vice President

161554 Gina Thomas

Page 3 of 3